UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Communications Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Communications Systems, Inc.

ADDITIONAL INFORMATION REGARDING THE Communications Systems, Inc. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON Wednesday, JUNE 17, 2020

On June 3, 2020, Communications Systems, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, related to a change to the location of the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 17, 2020. As described below, due to continued public health concerns resulting from the COVID-19 pandemic, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s shareholders, directors and employees, the Annual Meeting will now be held in a virtual-only meeting format. As there will not be a physical location, shareholders will not be able to vote their shares in person at the Annual Meeting. Shareholders will instead be able to vote their shares by submitting a proxy in advance of the Annual Meeting using one of the methods described in the proxy materials for the Annual Meeting, or by attending the Annual Meeting virtually following the instructions outlined in the Notice of Change of Location of Annual Meeting of Shareholders.

The Notice of Change of Location of the Annual Meeting, a copy of which is also attached hereto, supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2020 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

These supplemental proxy materials are being filed with the SEC and are being made available to shareholders on or about June 3, 2020. Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Communications Systems to Host Virtual Annual Meeting of Shareholders

Minnetonka, Minnesota – June 3, 2020 – Communications Systems, Inc. (NASDAQ: JCS) (“CSI” or the “Company”), an IoT intelligent edge products and services company, today announced that it will host its 2020 annual meeting of shareholders (“Annual Meeting”) virtually due to public health concerns resulting from the COVID-19 pandemic and government-recommended and required limits on public gatherings. Holding the Annual Meeting online will also protect the health and safety of the Company’s shareholders, directors and employees.

The Annual Meeting will begin at 10:00 AM (CDT) on Wednesday, June 17, 2020, and will be conducted in a virtual format only. Shareholders will not be able to attend the Annual Meeting in person; however, shareholders of record as of the close of business on April 20, 2020 will be able to vote through the online platform.

Investors can access the virtual Annual Meeting and participate in the following ways:

•	Visit www.virtualshareholdermeeting.com/JCS2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials.
•	Log into the meeting platform beginning at 9:45 a.m. CDT on June 17, 2020.
•	Vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at www.virtualshareholdermeeting.com/JCS2020. Technical support will be available beginning at 9:45 a.m. CDT on June 17, 2020 and will remain available until the meeting has ended.

Whether or not shareholders plan to attend the virtual Annual Meeting, Communications Systems urges shareholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the Annual Meeting.

About Communications Systems

Communications Systems, Inc. (Nasdaq JCS), an IoT intelligent edge products and services company, provides connectivity infrastructure and services for global deployments of broadband networks. Focusing on innovative, cost-effective solutions, CSI provides customers the ability to deliver, manage, and optimize their broadband network services and architecture. From the integration of fiber optics in any application and environment to efficient home voice and data deployments to optimization of data and application access, CSI provides tools for maximum utilization of the network from the edge to the user. With partners and customers in over 50 countries, CSI has built a reputation as a reliable global innovator focusing on quality and customer service. CSI operates three business units: Transition Networks, Net2Edge and JDL Technologies. For more information visit: commsysinc.com.

Forward Looking Statement

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions or partnerships. These statements are based on Communications Systems’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements here due to changes in economic, business, competitive or regulatory factors, and other risks and uncertainties affecting the operation of Communications Systems’ business. These risks, uncertainties and contingencies are presented in the Company’s Annual Report on Form 10-K and, from time to time, in the Company’s other filings with the Securities and Exchange Commission. The information set forth herein should be read in light of these risks. Further, investors should keep in mind that the Company’s financial results in any particular period may not be indicative of future results. Communications Systems is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Contacts:
Communications Systems, Inc.	The Equity Group Inc.
Mark D. Fandrich	Lena Cati
Chief Financial Officer	Vice President
952-582-6416	212-836-9611
mark.fandrich@commsysinc.com	lcati@equityny.com

Roger H. D. Lacey	Devin Sullivan
Chief Executive Officer	Senior Vice President
952-996-1674	212-836-9608
dsullivan@equityny.com

Communications Systems, Inc.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 17, 2020 at 10:00 a.m. CDT
Virtual Meeting - No Physical Meeting Location

To the Shareholders of Communications Systems, Inc.

In light of the continued COVID-19 pandemic, public health concerns, and government-recommended and required limits on public gatherings, and to prioritize the health and well-being of our shareholders, directors, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Shareholders (the “Annual Meeting”) has been changed and will be conducted in virtual format only.

The meeting will be held at 10:00 AM CDT on June 17, 2020. As described in the proxy materials for the Annual Meeting previously distributed, shareholders of record as of the close of business on April 20, 2020 will be able to vote and ask questions during the meeting by remote participation. www.virtualshareholdermeeting.com/JCS2020.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/JCS2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may log into the meeting platform beginning at 9.45 CDT on June 17, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at  www.virtualshareholdermeeting.com/JCS2020. Technical support will be available beginning at 9:45 AM CDT on June 17, 2020 and will remain available until the meeting has ended.

 We thank you for your interest in our Company and look forward to your participation at our virtual Annual Meeting.

By Order of the Board of Directors,

Roger H.D. Lacey, Chairman
Minnetonka, Minnesota